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                                PALL CORPORATION
                  STOCK OPTION PLAN FOR NON-EMPLOYEE DIRECTORS

1.       PURPOSE

         The purpose of the Pall Corporation Stock Option Plan for Non-Employee Directors (the "Plan") is to secure for Pall Corporation (the "Company") and its stockholders the benefits of the incentive inherent in increased common stock ownership by the members of the Board of Directors (the "Board") of the Company who are not employees of the Company or any of its subsidiaries.

2.       ADMINISTRATION

         The Plan shall be administered by the Compensation Committee of the Board (the "Committee"). The Committee shall have all the powers vested in it by the terms of the Plan, such powers to include authority (within the limitations described herein) to prescribe the form of the document embodying and evidencing stock options granted under the Plan ("Options"). The Committee shall, subject to the provisions of the Plan, have the power to construe the Plan, to determine all questions arising thereunder and to adopt and amend such rules and regulations for the administration of the Plan as it may deem desirable. Any decision of the Committee in the administration of the Plan, as described herein, shall be final and conclusive. The Committee may act only by a majority of its members in office, except that the members thereof may authorize any one or more of their number or the Secretary or any other officer of the Company to execute and deliver documents on behalf of the Committee. No member of the Committee shall be liable for anything done or omitted to be done by such member or by any other member of the Committee in connection with the Plan, except for his own willful misconduct or as expressly provided by statute.

3.       AMOUNT OF STOCK

         The stock which may be issued and sold under the Plan shall be the Common Stock of the Company ("Common Stock") of a total number not exceeding 300,000 shares, subject to adjustment as provided in Section 6 below. The stock to be issued may be either authorized and unissued shares or reacquired shares. In the event that Options granted under the Plan shall terminate or expire without having been exercised in full, new Options may be granted covering the shares not purchased under such lapsed Options.

4.       ELIGIBILITY AND GRANT OF OPTIONS.

         Each member of the Board who is not an employee of the Company or any of its subsidiaries at the time when an Option is to be granted under the ensuing provisions of this Section 4 (a "Non-Employee Director") shall automatically, by virtue of the Plan and without any action by the Committee or the Board, be granted an Option as follows:


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         (a) On the date of and immediately following the 1995 annual meeting of shareholders and each annual meeting of shareholders thereafter until the termination of the Plan, each Non-Employee Director who was elected a director of the Company by shareholders at such annual meeting for the first time (i.e., disregarding any previous election of such person by the Board) shall be granted an Option on 20,000 shares if such person is elected a director for a three-year term or, if elected for a term of less than three years, shall be granted an Option on 10,000 shares plus, if elected for a one year term, an additional
3,333 shares or, if elected for a two-year term, an additional 6,667 shares.

         (b) On the date of and immediately following the 1995 annual meeting and at each annual meeting thereafter, each Non- Employee Director who is re-elected a director for a three-year term shall be granted an Option on 10,000 shares, for a two-year term 6,667 shares and for one-year term 3,333 shares except that the grant to Mr. Slifka in 1995 shall be as set forth in paragraph
(c) next below.

         (c) On the date of and immediately following the 1995 annual meeting, Messrs. Abraham Appel and Alan Slifka, having heretofore been ineligible for option grants by reason of serving on the Stock Option Committee of the Company, shall be granted Options as follows: (i) 10,000 shares to Mr. Appel (whose present term will expire at the annual meeting in 1996) provided that Mr. Appel is a director of the Company immediately following said 1995 annual meeting and
(ii) 20,000 shares to Mr. Slifka (whose present term will expire at the 1995 annual meeting) provided that Mr. Slifka is re-elected at said 1995 annual meeting.

5.       TERMS AND CONDITIONS OF OPTIONS

         Each Option granted under the Plan shall be evidenced by an instrument in such form as the Committee shall prescribe from time to time in accordance with the Plan and all applicable laws and regulations and shall comply with the following terms and conditions:

         (a) The Option exercise price shall be the Fair Market Value (as defined in Section 7(a) hereof) of the shares of Common Stock subject to such Option on the date the Option is granted (the "date of grant") but in no event less than the par value of the shares.

         (b) No part of an Option may be exercised (i) before the first anniversary of the date of grant or (ii) after the fifth anniversary of the date of grant. The minimum number of shares with respect to which an Option may be exercised in part at one time shall be 100. Subject to the foregoing and to the ensuing provisions of this Section 5, an Option may be exercised as follows: (i) at any time or times from the first anniversary of the date of grant to the day preceding the second anniversary, both such dates inclusive, for any number of shares up to one-third (rounded to the nearest whole share) of the number of shares covered thereby; (ii) at any time or times from the second anniversary of the date of grant to the day preceding the third anniversary, both such dates inclusive, as to any number of shares which, when added to the shares as to which such Option has theretofore been exercised, will not exceed two-thirds (rounded to the nearest whole share) of the shares covered


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thereby; and (iii) at any time or times from the third anniversary of date of grant to the fifth anniversary, both such dates inclusive, as to any number of shares which, when added to the shares as to which the Option has theretofore been exercised, will not exceed the total number of shares covered thereby.

         (c) The Option shall not be transferable by the optionee otherwise than by will or the laws of descent and distribution, and shall be exercisable during the optionee's lifetime only by the optionee, or if a legal guardian or other legal representative is appointed for an optionee, by such guardian or representative. If any person to whom an Option has been granted shall die holding an Option which has not been fully exercised, his estate or any person who acquired the right to exercise the Option by bequest or inheritance or by reason of the death of such person may, at any time within one year after the date of such death (but in no event after the Option has expired by its terms by the passage of time) exercise the Option with respect to any shares as to which the decedent could have exercised the Option at the time of his or her death.

         (d) No Option or any part of an Option shall be exercisable:

                 (i) before the first anniversary or after the fifth anniversary of the date of grant; and

                 (ii) unless counsel for the Company shall be satisfied that the issuance of shares upon exercise will be in compliance with the Securities Act of 1933, as amended, and applicable state laws; and

                 (iii) unless written notice of exercise, in form satisfactory to the Committee, is given to the Company; and

                 (iv) unless the person exercising the Option makes payment to the Company in full in United States dollars by cash or check of such amount as is sufficient to satisfy the Company's obligation, if any, to withhold federal, state and local taxes by reason of such exercise or makes such other arrangement satisfactory to the Committee as will enable the Company to satisfy any such obligation.

         (e) Each option granted under the Plan shall require that the person exercising the option shall, at the time notice of exercise is given pursuant to
Section 5(d)(iii) hereof, either (I) make full payment in United States dollars by cash or check of the option exercise price of the shares being acquired (sometimes hereinafter called the "purchase price") or (II) agree to pay the purchase price on an installment payment basis on the following terms and conditions:

                          (A) The installments payable, including the
                 installment payable on the date of exercise of the Option, shall be the minimum amounts required to be paid by Regulation G of the Board of Governors of the Federal Reserve System as in effect as of the date of exercise (hereinafter "Regulation G").


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                          (B) The person exercising the Option shall not be
                 required to pay interest to the Company on the unpaid balance of the purchase price.

                          (C) The unpaid balance of the purchase price shall be
                 immediately payable in full upon demand made by the Company to the optionee (or to the successor owner of the stock if the optionee has died).

                          (D) The shares for which the Option is exercised shall
                 be issued to and registered in the name of the person exercising the Option but shall be endorsed by the person exercising the Option in blank (either on the certificate or on a separate stock power) and held by the Company as collateral security for the unpaid balance of the purchase price. The person exercising the Option shall not be permitted to sell, withdraw, pledge or otherwise dispose of all or any part of such collateral except at a time when such sale, withdrawal, pledge or other disposition is permitted by Regulation G. Subject to compliance with the immediately preceding sentence, the person exercising the option shall have the right at any time and from time to time to withdraw part or all of the shares from the collateral so held by the Company upon payment of the unpaid balance of the purchase price of the shares withdrawn. For purposes of determining such unpaid balance, each payment made otherwise than to obtain withdrawal of shares under the immediately preceding sentence shall be applied pro rata to all shares which at the time of such payment are held by the Company as collateral for the payment of the purchase price by the person exercising the option. Upon default by the person exercising the Option in the making of any payment due under the foregoing provisions of this subparagraph (e), the Company shall have with respect to the collateral all of the rights of a secured party under the Uniform Commercial Code as in effect in the State of New York.

                          (E) The person exercising an Option shall be entitled,
                 from the date of exercise of such Option, to all of the rights of a shareholder, including the right to vote the shares and to receive and retain all dividends paid thereon.

         (f) Except as limited by Section 7(e) hereof, the Committee is authorized in its discretion and with the consent of the optionee to make amendments, not in conflict with the Plan or any applicable law or regulation, in the terms of any Option granted under the Plan.

         (g) In addition to the methods of payment of the option exercise price authorized by subparagraph (d) next above, the instrument evidencing the Option shall provide that the person exercising the Option, at his or her election, shall have the right to make payment at the time of exercise by delivering to the Company shares of Common Stock of the Company having a total Fair Market Value (as hereinafter defined) equal to the option exercise price, or a combination of cash and such shares having a total Fair Market Value equal to the option exercise price, provided, however, that all shares so delivered must have been beneficially owned by the person exercising


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the Option for at least six months prior to the option exercise date and, upon request, the Company shall be given satisfactory proof of such beneficial ownership. Certificates representing shares delivered to the Company pursuant to this paragraph shall be duly endorsed or accompanied by appropriate stock powers, in either case with signature guaranteed if so required by the Company.

6.       ADJUSTMENT IN THE EVENT OF CHANGE IN STOCK

         If the Company effects any stock split, stock dividend, combination, exchange of shares or similar capital adjustment, the aggregate number and class of shares available under the Plan, the number, class and the price of shares of Common Stock subject to outstanding Options and the number of shares constituting an Option grant under Section 4 hereof, shall be appropriately adjusted so as to reflect such change, all as determined by the Committee.

7.       MISCELLANEOUS PROVISIONS

         (a) As used in the Plan, "Fair Market Value" means the arithmetic mean of the highest and lowest sales prices of the Common Stock as reported in the Consolidated Transactions of the New York Stock Exchange ("NYSE") (or such other national securities exchange on which the Common Stock may be listed at the time of determination, and if the Common Stock is listed on more than one exchange, then on the one located in New York or if the Common Stock is listed only on the National Association of Securities Dealers Automated Quotations System ("NASDAQ"), then on such system) on the date of the grant or other date as of which the Common Stock is to be valued hereunder. If no sale shall have been made on the NYSE, such other exchange or the NASDAQ on such date or if the Common Stock is not then listed on any exchange or on the NASDAQ. Fair Market Value shall be determined by the Committee in accordance with Treasury Regulations applicable to incentive stock options.

         (b) Nothing in the Plan or in any Option granted under the Plan shall confer any rights on any director to continue as a director of the Company or shall interfere in any way with the right of the Company or its shareholders to remove such person as a director in accordance with applicable law. If a director shall be removed for cause in accordance with law, any Option held by such person shall automatically terminate as of the date of such removal.

         (c) It is the intent of the Company that the Plan comply in all respects with Rule 16b-3 or any successor rule ("Rule 16b-3") under the Securities Exchange Act of 1934, as amended (the "Act"), that any ambiguities or inconsistencies in construction of the Plan be interpreted to give effect to such intention and that if any provision of the Plan is found not to be in compliance with Rule 16b-3, such provision shall be deemed null and void to the extent required to permit the Plan to comply with Rule 16b-3. The Committee may adopt rules and regulations under, and amend, the Plan in furtherance of the intent of the foregoing. Anything elsewhere in the Plan to the contrary notwithstanding, neither the Board nor the Committee shall have the power to amend the Plan in any way or take any other action which would cause Options granted under the Plan to fail to qualify as


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or be disqualified as "Formula Awards" under and for purposes of Rule 16b-3, and any such amendment or other action so taken shall be deemed void ab initio and of no force or effect. Without limitation of the generality of the foregoing provisions of this paragraph, the Board shall not have the power to amend the Plan provisions referred to in paragraph (c)(2)(ii)(A) of Rule 16b-3 more than once in six months, other than to comport with changes in the Internal Revenue Code, the Employee Retirement Income Security Act or the rules thereunder.

8.       AMENDMENT

         Except as provided in Section 7(c) hereof, the Plan may be amended at any time and from time to time by the Board as the Board shall deem advisable, including, but not limited to, amendments necessary to qualify for any exemption or to comply with applicable law or regulations; provided, however, that except as provided in Section 6 above, the Board may not, without further approval by the shareholders of the Company, increase the maximum number of shares of Common Stock as to which Options may be granted under the Plan. Subject to the provision of Section 7(c) hereof relating to Rule 16b-3, no amendment of the Plan shall alter or impair any of the rights or obligations of any optionee, without his or her consent, with respect to any Option theretofore granted under the Plan.

9.       TERMINATION

         The Plan shall terminate upon the earlier of the following dates or events to occur:

                 (a) upon the adoption of a resolution of the Board terminating the Plan; or

                 (b) immediately following an annual meeting of shareholders if at that time the number of shares remaining available for grant of Options under the Plan is not sufficient for the making of the grants required by Section 4 hereof to be made immediately following such annual meeting.

         No termination of the Plan shall alter or impair any of the rights or obligations of any optionee, without his or her consent, with respect to any Option theretofore granted under the Plan.

10.      SHAREHOLDER APPROVAL

         The Plan shall be submitted to the shareholders of the Company for their approval at the 1995 annual meeting of shareholders. The shareholders shall be deemed to have approved the Plan if it is approved at said meeting in accordance with the Business Corporation Law of the State of New York. If the shareholders do not approve the Plan at said meeting, the Plan shall thereupon terminate and shall be of no further force or effect.

[Note: This Plan was adopted by the


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Board of Directors on July 14, 1995
and approved by shareholders at the
annual meeting on November 21, 1995]


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